Exhibit 99.1

Second Quarter 2017 Financial Results July 25, 2017

1 Important Notices | 2Q17 Earnings This presentation contains forward - looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated . The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward - looking statements . All statements contained in this press release, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward - looking statements that involve certain risks and uncertainties . While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially . Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that ( i ) CIT is unsuccessful in implementing its Amended Capital Plan on the timing and terms contemplated, (ii ) CIT is unsuccessful in implementing its strategy and business plan, (iii ) CIT is unable to react to and address key business and regulatory issues, ( iv) CIT is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements, and (v) CIT becomes subject to liquidity constraints and higher funding costs . We describe these and other risks that could affect our results in Item 1 A, “Risk Factors,” of our latest Annual Report on Form 10 - K for the year ended December 31 , 2016 , which was filed with the Securities and Exchange Commission . Accordingly, you should not place undue reliance on the forward - looking statements contained in this press release . These forward - looking statements speak only as of the date on which the statements were made . CIT undertakes no obligation to update publicly or otherwise revise any forward - looking statements, except where expressly required by law . This presentation is to be used solely as part of CIT management’s continuing investor communications program . This presentation shall not constitute an offer or solicitation in connection with any securities .

2 Executing on Our 2017 Priorities to Simplify, Strengthen and Grow CIT (1) Capital ratios preliminary as of 6/30/17 and based on fully phased - in Basel III estimates . | 2Q17 Earnings 1 Maximize Potential of Core Businesses ▪ Grow revenues – grow core businesses, enhance fee revenue, leverage connectivity among businesses ▪ Optimize Cash / Investment Portfolio Build Out x Announced joint venture with Allstate and sale of NACCO x Grew investment portfolio by $1 Billion 2 Enhance Operational Efficiency ▪ Reduce/manage operating expenses ▪ Invest in and enhance technology x Remain on target to achieve expense reduction target in 2018 ▪ Maintain credit and operating risk discipline/process ▪ Regulatory/Horizontal capital review 5 Maintain Strong Risk Management x Non - accruals 0.88% of loans x Common Equity Tier 1 ratio (1) 14.4% x Received non - objection to capital plan 4 Optimize Capital Structure ▪ Manage, deploy and align capital ▪ Target CET1 ratio of 10 - 11% x Repurchased $3.3 billion of common stock x Issued $325 million of Preferred Stock at 5.8% 3 Reduce Funding Costs ▪ Increase deposits as a percent of total funding ▪ Reduce deposit costs x Reduced unsecured debt by almost $6 billion x Deposits now 78% of total CIT funding x CIT Bank 96% Loan & Lease - to - deposit ratio Progress Strategies

3 Earnings Summary – GAAP Certain balances may not sum due to rounding. (1) Net of depreciation and maintenance and other operating lease expenses. | 2Q17 Earnings 2Q17 change from 1Q17 2Q16 $ % $ % Interest Income 478 456 479 22 4.9% (1) (0.1%) Net Operating Lease Revenues (1) 121 124 147 (4) (2.8%) (27) (18.2%) Interest Expense 209 163 192 46 28.3% 18 9.2% Net Finance Revenue 390 417 434 (27) (6.5%) (45) (10.3%) Other Non-Interest Income 85 79 100 6 7.0% (15) (15.2%) Operating Expenses 296 312 309 (16) (5.1%) (14) (4.4%) Loss on Debt Extinguishment and Deposit Redemption 165 - 2 165 0.0% 162 NM Pre-provision Net Revenue 14 184 223 (170) (92.6%) (209) (93.8%) Provision for Credit Losses 4 50 23 (45) (91.1%) (19) (81.1%) Pre-tax Income from Continuing Operations 9 134 199 (125) (93.1%) (190) (95.3%) Provision (Benefit) for Income Taxes (32) 56 111 (88) (156.8%) (143) (128.7%) Income from Continuing Operations 41 78 88 (37) (47.3%) (47) (53.2%) Income (Loss) from Discontinued Operations, Net of Taxes 8 89 (71) (81) (90.7%) 79 (111.7%) Gain on Sale of Discontinued Operations, Net of Taxes 107 13 - 95 744.1% 107 0.0% Income (Loss) from Discontinued Operations, Net of Taxes 116 102 (71) 14 13.6% 187 (262.7%) Net Income 157 180 17 (23) (12.9%) 140 821.8% Diluted Income per Common Share Income from Continuing Operations $0.22 $0.38 $0.43 (0.16) (41.7%) (0.21) (48.4%) Income (Loss) from Discontinued Operations, Net of Taxes 0.63 0.50 (0.35) 0.13 25.7% 0.98 (279.0%) Diluted Income per Common Share 0.85 0.88 0.08 (0.03) (3.6%) 0.77 914.4% Return on Average Earning Assets Average Earning Assets 50,676 46,639 47,893 4,037 8.7% 2,782 5.8% After Tax Return on Average Earnings Assets - Continuing 0.3% 0.7% 0.7% ($ in millions, except per share data) 2Q17 1Q17 2Q16 (40) bps(40) bps ▪ Net Finance Revenue: r eduction primarily impacted by timing of liability management actions ▪ Other Non - Interest Income: increased due to absence of CTA charges in the prior quarter, higher gain on equipment sales in Rail partially offset by lower seasonal factoring commissions ▪ Total Operating Expenses: declined due to lower professional fees and net occupancy expenses offset by advertising and marketing costs and non - recurring tax related expenses ▪ Loss on Debt Extinguishment: related to premium paid to retire $5.8bn of unsecured debt in the quarter ▪ Provision for Credit Losses: declined due to lower loan balances and net credit benefits from changes in portfolio mix in Commercial Banking ▪ Income Tax Provision: benefitted from discrete items ▪ Discontinued Operations: reflects gain on sale of Commercial Air in the current quarter ▪ Net Finance Revenue: primarily impacted by timing of liability management actions as well as decline in net operating lease revenues in Rail ▪ Other Non - Interest Income: declined largely due to lower mark to market gains ▪ Operating Expenses: declined from lower restructuring costs and lower professional fees offset by higher advertising and marketing costs ▪ Provision for Credit Losses: declined due to lower loan balances and net credit benefits from changes in portfolio mix in Commercial Banking ▪ Income Tax Provision: reflects mix of earnings and unfavorable permanent tax items in the year - ago quarter as well as an increase in discrete benefits in current quarter ▪ Discontinued Operations: gain on sale of commercial air in the current quarter and prior year quarter along with a loss from the interest curtailment reserve in Financial Freedom in the year ago quarter Highlights vs. Year - ago Quarter vs. Prior Quarter

4 Impact of Noteworthy Items from Strategic Initiatives (Non - GAAP) (1) ($ in M, except per share data) EPS based on 183.8 million average diluted shares outstanding, $ impacts are rounded . (1) See appendix page 21 for details on Noteworthy Items included in the results. (2) Excess interest cost and interest income and increased in average earning assets are the result of a timing difference between the r ece ipt of the proceeds from the Commercial Air sale and the completion of the related debt and capital actions. | 2Q17 Earnings Certain balances may not sum due to rounding Commercial Air ▪ Debt extinguishment costs resulting from reduction in unsecured debt ▪ Gain on the sale of Commercial Air ▪ Excess interest expense, interest income and higher average earning assets related to elevated borrowings and cash balances for the period of time between the closing of the Commercial Air sale and completion of liability management and capital actions Financial Freedom ▪ Net benefit due to a net release of the interest curtailment reserve and a reduction of the FDIC indemnification asset, partially offset by an impairment charge related to the mortgage servicing rights Other Items ▪ Benefit from the resolution of legacy tax items ▪ Benefit from a deferred tax asset recognition related to NACCO ▪ Restructuring charges Highlights ($ in millions, except per share data) Continuing Operations Discontinued Operations Total Reported GAAP Net Income $41 $116 $157 GAAP EPS $0.22 $0.63 $0.85 Noteworthy Items (After-Tax) Commercial Air Sale Debt Extinguishment Costs 100 $100 Gain on Sale (100) ($100) Interest Income (2) (6) ($6) Interest Expense (2) 15 $15 Financial Freedom Net Settlement Items and Servicing Rights Impairment (12) ($12) Other Strategic Initiatives Resolution of Legacy Tax Items (19) ($19) NACCO DTA Recognition (7) ($7) Restructuring Charges 2 $2 Total Noteworthy Items $85 ($112) ($28) Non-GAAP Net Income excluding Noteworthy Items $126 $3 $129 Non-GAAP EPS excluding Noteworthy Items $0.68 $0.02 $0.70 Commercial Air Sale - Balance Sheet Impact Average Earning Assets (2) ($3,686)

5 Earnings Summary Excluding Noteworthy Items (Non - GAAP) Certain balances may not sum due to rounding. (1) Net of depreciation and maintenance and other operating lease expenses. | 2Q17 Earnings ▪ Net Finance Revenue: decline primarily driven by higher interest expense related to reallocation of costs from discontinued operations, offset by purchase accounting and prepayment benefits and higher interest income on loans, interest bearing deposits and investments ▪ Other Non - Interest Income : relatively flat to prior quarter. Higher gains on asset sales in Rail offset by lower factoring commission ▪ Total Operating Expenses: declined due to lower professional fees and net occupancy expenses offset by advertising and marketing costs ▪ Provision for Credit Losses: declined due to lower loan balances and net credit benefits from changes in portfolio mix in Commercial Banking ▪ Income Tax Provision: Normalized ETR of ~35% ▪ Net Finance Revenue : primarily impacted by decline in net operating lease revenues in rail ▪ Other Non - Interest Income: declined largely due to lower mark to market gains ▪ Operating Expenses: declined from lower professional fees offset by higher advertising and marketing costs ▪ Provision for Credit Losses : declined due to lower loan balances and net credit benefits from changes in portfolio mix in Commercial Banking ▪ Income Tax Provision: reflects mix of earnings and unfavorable permanent tax items in the year - ago quarter Highlights vs. Year - ago Quarter vs. Prior Quarter 2Q17 change from 1Q17 2Q16 $ % $ % Interest Income 469 456 479 13 2.9% (10) (2.0%) Net Operating Lease Revenues (1) 121 124 147 (4) (2.8%) (27) (18.2%) Interest Expense 186 163 192 23 13.9% (6) (3.0%) Net Finance Revenue 404 417 434 (13) (3.1%) (31) (7.0%) Other Non-Interest Income 85 87 100 (3) (2.9%) (15) (15.2%) Operating Expenses 292 297 299 (4) (1.5%) (7) (2.4%) Loss on Debt Extinguishment and Deposit Redemption - - 2 - - (2) (100.0%) Pre-provision Net Revenue 196 207 233 (11) (5.2%) (36) (15.6%) Provision for Credit Losses 4 50 23 (45) (91.1%) (19) (81.1%) Pre-tax Income from Continuing Operations 192 157 209 34 21.9% (17) (8.3%) Provision for Income Taxes 66 48 115 18 37.1% (49) (42.6%) Income from Continuing Operations 126 109 94 17 15.1% 32 33.8% Income (Loss) from Discontinued Operations, Net of Taxes 3 54 95 (51) (93.7%) (92) (96.4%) Gain on Sale of Discontinued Operations, Net of Taxes - - - - - - - Income from Discontinued Operations, Net of Taxes 3 54 95 (51) (93.7%) (92) (96.4%) Net Income 129 163 189 (34) (20.7%) (60) (31.7%) Diluted income per common share Income from Continuing Operations $0.68 $0.54 $0.46 0.15 27.4% 0.22 47.2% Income from Discontinued Operations, Net of Taxes 0.02 0.25 0.47 (0.24) (92.7%) (0.45) (96.1%) Diluted Income per Common Share 0.70 0.79 0.93 (0.09) (11.6%) (0.23) (24.8%) Return on Average Earning Assets Average Earning Assets 46,990 46,639 47,893 351 0.8% (904) (1.9%) After Tax Return on Average Earnings Assets - Continuing 1.1% 0.9% 0.8% 30 bps ($ in millions, except per share data) 2Q17 1Q17 2Q16 20 bps

6 Net Finance Margin (NFM) – Continuing Operations (Excluding Noteworthy Items) ($ in millions) $434.4 $418.3 $420.7 $416.6 | 2Q17 Earnings 361.1 347.8 346.9 360.5 342.9 73.3 70.5 73.8 56.1 60.9 3.63% 3.51% 3.58% 3.57% 3.44% 2Q16 3Q16 4Q16 1Q17 2Q17 Net Finance Revenue (less PAA) PAA NFM Net Finance Revenue & Net Finance Margin Net finance revenue decreased by $13 million ▪ Driven by changes in the allocation of interest expense from discontinued operations related to the Commercial Air sale, and a decline in gross yields earned in Rail, partially offset by higher purchase accounting accretion and prepayment benefits and higher interest income on loans, interest bearing deposits and investments ▪ See next page for changes in Net Finance Margin Net finance revenue decreased $31 million ▪ Driven by lower gross yields in Rail and lower purchase accounting accretion and prepayment benefits, partially offset by higher interest income on interest bearing deposits and investments ▪ See next page for changes in Net Finance Margin Highlights vs. Year - ago Quarter vs. Prior Quarter $403.8 2Q17 change from ($ in milions, except yield data) 1Q17 2Q16 Average Balance Yield Average Balance Yield Average Balance Yield Yield Yield Interest Bearing Deposits and Investments 10,841 1.8% 10,105 1.7% 9,715 1.3% 10 bps 50 bps Loans 28,274 6.1% 28,705 5.9% 30,636 6.0% 30 bps 10 bps Operating Leases (net) 7,595 6.4% 7,501 6.6% 7,166 8.2% (30) bps (190) bps Indemnification Assets 280 (13.9%) 328 (9.5%) 376 (9.1%) (440) bps (470) bps Earning Assets 46,990 5.0% 46,639 5.0% 47,893 5.2% - (20) bps Deposits 30,223 1.3% 30,953 1.2% 31,644 1.3% 10 bps (10) bps Borrowings (2) 8,968 4.1% 14,815 1.9% 15,849 2.3% 220 bps 180 bps Interest-bearing Liabilities 39,190 1.9% 45,768 1.4% 47,493 1.6% 50 bps 30 bps 2Q17 1Q17 2Q16 Certain balances may not sum due to rounding (1) See appendix page 21 for details on Noteworthy Items. (2) Reflects a $1,735 adjustment related to the timing of the completion of the Commercial Air related debt repayment.

7 Net Finance Margin Trends – Continuing Operations (Excluding Noteworthy Items) | 2Q17 Earnings Net Finance Margin Walk 1Q17 to 2Q17 Net Finance Margin Walk 2Q16 to 2Q17 3.57% 3.44% 2bps 6bps (3bps) (18bps) 1Q17 Loan & Investment Portfolio Yields/Mix Purchase Accounting & Prepayment Benefits Net Operating Lease Revenue Borrowing Costs 2Q17 3.63% 3.44% 8bps (9bps) (20bps) 3 bps (1bp) 2Q16 Loan & Investment Portfolio Yields/Mix Purchase Accounting & Prepayment Benefits Net Operating Lease Revenue Deposit Costs Borrowing Costs 2Q17

8 25.6 28.9 26.8 28.9 28.2 24.1 28.8 25.7 26.1 23.1 23.3 12.5 10.5 8.5 14.0 26.8 8.4 40.4 23.6 19.3 2Q16 3Q16 4Q16 1Q17 2Q17 Fee Revenues Factoring Commissions Gains on Sales of Leasing Equipment All Other Income Other Non - Interest Income – Continuing Operations (Excluding Noteworthy Items) (1) ($ in millions) | 2Q17 Earnings All Other Income Other non - interest income was essentially flat ▪ Factoring commissions declined $3 million, reflecting lower volume in our Commercial Services division ▪ Gains on sales increased by $10 million, primarily due to larger gains on sales of Rail equipment Other non - interest income decreased by $15 million ▪ Primarily due to lower mark to market gains ▪ Fee income increased slightly, primarily due to higher capital markets fees. ▪ Factoring commissions decreased slightly, as growth in factoring volume in Commercial Services was offset by lower pricing Highlights vs. Year - ago Quarter vs. Prior Quarter $99.8 $78.6 $103.4 $87.1 $84.6 2Q17 change from 1Q17 2Q16 $ % $ % Fee Revenues 28 29 26 (1) (2.4%) 3 10.2% Factoring Commissions 23 26 24 (3) (11.5%) (1) (4.1%) Gain on Sales of Leasing Equipment 14 9 23 6 64.7% (9) (39.9%) Gains on Loan and Portfolio Sales 7 5 8 3 54.2% (0) (3.9%) Gains (Losses) on Investments 5 4 6 1 14.6% (2) (25.4%) Gain on OREO Sales 2 1 3 1 76.9% (1) (32.4%) Net Gains (Losses) on Derivatives and Foreign Currency Exchange (2) (3) 11 2 (45.5%) (13) (116.8%) Impairment on Assets Held for Sale (2) (2) (13) (0) 11.8% 11 (85.2%) Other Revenues 9 18 12 (10) (53.3%) (3) (25.2%) Total Other Non-Interest Income 85 87 100 (3) (2.9%) (15) (15.2%) ($ in millions) 2Q17 1Q17 2Q16 Certain balances may not sum due to rounding (1) See appendix page 21 for details on Noteworthy Items.

9 146.8 147.6 133.4 143.3 145.4 31.0 32.4 40.0 32.7 33.9 37.0 42.9 58.6 39.8 31.6 78.4 71.2 72.0 74.8 75.1 2Q16 3Q16 4Q16 1Q17 2Q17 Compensation and Benefits Technology Professional Fees All Other Operating Expenses (1) – Continuing Operations (Excluding Noteworthy Items) (2) Certain balances may not sum due to rounding. (1) Operating Expenses exclude restructuring charges and amortization of intangibles. (2) See appendix page 21 for details on Noteworthy Items. (3) Total operating expenses exclusive of restructuring charges and amortization of intangibles divided by total revenue (Net finance m arg in and other non - interest income ). . | 2Q17 Earnings (2) Net Efficiency Ratio (3) 55% 59% 58% 58% 59% Operating expenses decreased 2% ▪ Driven primarily by lower net occupancy expenses and professional fees related to CCAR and our strategic initiatives ▪ Partially offset by higher advertising and marketing costs, primarily in Consumer Banking. ▪ The current quarter also included a $5 million non - recurring charge related to our European Rail business and a $3 million non - restructuring severance charge. Operating expenses decreased $7 million or 2%, reflecting: ▪ Lower employee costs from our operating expense reduction initiative and lower professional fees ▪ Partially offset by higher advertising and higher marketing costs Highlights vs. Year - ago Quarter vs. Prior Quarter 2Q17 change from 1Q17 2Q16 $ % $ % Compensation and Benefits 145 143 147 2 1% (1) (1%) Technology 34 33 31 1 4% 3 9% Professional Fees 32 40 37 (8) 0% (5) 0% Advertising and Marketing 10 5 4 5 93% 6 136% Net Occupancy Expense 15 20 17 (5) (24%) (2) (11%) Insurance 25 26 29 (1) (3%) (4) (13%) Other 25 24 28 1 3% (4) (13%) Total Operating Expenses (1) 286 291 293 (5) (2%) (7) (2%) ($ in millions) 2Q17 1Q17 2Q16 All Other Operating Expense $293.2 $294.1 $290.6 $304.0 $286.0

10 Consolidated Average Balance Sheet | 2Q17 Earnings (2) 4% 15% 6% Average Funding Mix Secured Borrowings Deposits 75% FHLB Advances (1) Net of credit balances of factoring clients of $1,567 in 2Q17, $1,501 in 1Q17 and $1,265 in 2Q16. (2) Excludes Corporate and Non - Strategic Portfolio Assets. Unsecured Borrowings Average Earning Assets increased from elevated cash balances for the period between the closing of the Commercial Air sale and the related liability management and capital actions Excluding this noteworthy item, average earning assets increased 0.8% to $47 million as noted at the bottom of the schedule ▪ 80% of loans and leases are Commercial ▪ 1.5% reduction in average loans reflecting strong origination volumes offset by higher prepayments in Commercial Banking and continued portfolio run off of the legacy consumer mortgages in Consumer Banking ▪ 1.3% increase in operating leases ▪ Unsecured borrowings decreased by $4.0 billion due to liability management actions ▪ Less than 20% of liabilities now funded in the wholesale markets Excluding noteworthy items, Average Earning Assets declined 1.9% ▪ 7.7% reduction in average loans reflecting portfolio repositioning in Commercial Finance and run off of legacy portfolios in Consumer Banking ▪ 6% increase in average operating leases ▪ Unsecured borrowings decreased $4.0 billion due to liability management actions Highlights vs. Year - ago Quarter vs. Prior Quarter 17% 21% 27% 16% 13% 6% Average Loans and Leases (2) Other Consumer Legacy Consumer Mortgages Rail Business Capital Commercial Finance Real Estate Finance Consumer Commercial Wholesale Deposits and FHLB Advances 2Q17 change from 1Q17 2Q16 $ % $ % Interest Bearing Deposits and Investments 14,527 10,105 9,715 4,422 43.8% 4,812 49.5% Total Commercial Loans (1) 21,836 22,114 23,765 (278) (1.3%) (1,929) (8.1%) Total Consumer Loans 6,438 6,591 6,871 (153) (2.3%) (433) (6.3%) Total Loans 28,274 28,705 30,636 (431) (1.5%) (2,363) (7.7%) Total Operating Leases 7,595 7,501 7,166 94 1.3% 429 6.0% Total Loans and Leases 35,869 36,206 37,803 (337) (0.9%) (1,934) (5.1%) Indemnification Assets 280 328 376 (48) (14.6%) (96) (25.6%) Total Earning Assets 50,676 46,639 47,893 4,037 8.7% 2,782 5.8% Total Non-Earning Assets 2,332 2,669 4,794 (337) (12.6%) (2,462) (51.4%) Discontinued Assets 1,108 12,970 12,948 (11,862) (91.5%) (11,840) (91.4%) Total Assets 54,116 62,278 65,635 (8,162) (13.1%) (11,519) (17.6%) Total Deposits 31,634 32,340 32,753 (706) (2.2%) (1,119) (3.4%) Secured Borrowings 4,123 4,228 5,266 (105) (2.5%) (1,144) (21.7%) Senior Unsecured/Other Borrowings 6,580 10,587 10,582 (4,007) (37.9%) (4,003) (37.8%) Total Borrowed Funds and Deposits 42,337 47,155 48,602 (4,819) (10.2%) (6,265) (12.9%) Other Liabilities 1,609 1,779 1,627 (170) (9.5%) (17) (1.1%) Discontinued Liabilities 905 3,224 4,254 (2,319) (71.9%) (3,349) (78.7%) Total Liabilities 44,851 52,158 54,482 (7,307) (14.0%) (9,631) (17.7%) Total Stockholders' Equity 9,265 10,120 11,153 (855) (8.4%) (1,888) (16.9%) Total Liabilities and Equity 54,116 62,278 65,635 (8,162) (13.1%) (11,519) (17.6%) Balance Sheet Excluding Noteworthy Items Interest Bearing Deposits and Investments 10,841 10,105 9,715 736 7.3% 1,126 11.6% Total Earning Assets 46,990 46,639 47,893 351 0.8% (904) (1.9%) Senior Unsecured/Other Borrowings 4,845 10,587 10,582 (5,742) (54.2%) (5,738) (54.2%) ($ in millions) 2Q17 1Q17 2Q16

11 Commercial Banking and Consumer Banking Average Loans (1) and Leases 11.5 11.0 10.6 10.1 9.8 6.9 7.1 7.2 7.2 7.3 5.5 5.5 5.5 5.6 5.6 5.6 5.8 6.0 6.1 6.2 2Q16 3Q16 4Q16 1Q17 2Q17 Commercial Finance Rail Real Estate Finance Business Capital $29.4 $29.5 $ 29.1 $29.2 ($ in billions) | 2Q17 Earnings Commercial Banking 5.3 5.1 5.0 4.8 4.6 1.9 2.0 2.2 2.2 2.2 2Q16 3Q16 4Q16 1Q17 2Q17 Legacy Consumer Mortgage Other Consumer $ 7.2 $7.1 $7.2 $7.0 $6.8 Commercial Banking ▪ Average loans and leases relatively flat resulting from a decline in Commercial Finance average loans driven by higher prepayments offset by growth in Rail and Business Capital divisions Consumer Banking ▪ Average loans declined 3% driven by the continued run off of loans in the Legacy Consumer Mortgage portfolio Commercial Banking ▪ Average loans and leases down 2% driven resulting by portfolio repositioning in Commercial Finance offset by growth in all other divisions Consumer Banking ▪ Average loans declined 5.5% driven by the continued run off of loans in the Legacy Consumer Mortgage portfolio Highlights vs. Year - ago Quarter vs. Prior Quarter Consumer Banking $28.9 Certain balances may not sum due to rounding (1) Net of credit balances of factoring clients.

12 Average Funding Mix ($ in billions) | 2Q17 Earnings 67% 68% 69% 69% 75% 6% 6% 5% 5% 6% 22% 22% 22% 22% 16% 4% 4% 4% 4% 4% 2Q16 3Q16 4Q16 1Q17 2Q17 Deposits FHLB Advances Unsecured Borrowings Secured Borrowings ▪ Average deposits now 75% of total average funding ▪ Wholesale funding is now less than 20% of total funding ▪ Next scheduled unsecured debt maturity in 2019 Highlights $47.2 $48.6 $47.2 $48.1 $42.3 2Q17 change from ($ in millions) 1Q17 2Q16 Average Balance % Average Balance % Average Balance % Balance Balance Deposits 31,634 74.7% 32,340 68.6% 32,753 67.4% (706) (1,119) FHLB Advances 2,407 5.7% 2,411 5.1% 3,143 6.5% (4) (736) Secured Borrowings 1,716 4.1% 1,818 3.9% 2,123 4.4% (101) (407) Unsecured Borrowings 6,580 15.5% 10,587 22.5% 10,582 21.8% (4,007) (4,003) Total Borrowed Funds and Deposits 42,337 100.0% 47,155 100.0% 48,602 100.0% (4,819) (6,265) 2Q17 1Q17 2Q16

13 Average Deposit Mix and Cost of Funds | 2Q17 Earnings Deposit by Type Deposit by Channel 18.4 18.1 17.3 16.5 15.8 5.7 6.1 6.5 6.8 6.6 4.6 4.4 4.3 4.5 4.9 3.0 3.1 3.1 3.2 2.9 1.1 1.2 1.3 1.4 1.4 1.21% 1.21% 1.19% 1.16% 1.20% 2Q16 3Q16 4Q16 1Q17 2Q17 Time Deposits Money Market/Sweeps Savings Interest Checking Non-Interest Checking and Other Deposit Cost of Funds ▪ Average deposit costs increased four basis points mainly due to deposit mix primarily driven by the reduction of higher beta commercial deposits that were repricing higher ▪ Shifting from time deposits to non - maturity deposits ▪ Decline in Commercial deposits driven by reduction in higher beta clients deposits ▪ Average deposit costs decreased one basis point ▪ 10 % decline in higher cost Brokered deposits ▪ Shifting from time deposits to non - maturity deposits Highlights vs. Year - ago Quarter vs. Prior Quarter ($ in billions) 12.3 12.3 12.3 12.1 12.0 10.8 10.6 10.4 10.4 10.7 6.0 6.0 6.1 5.7 5.4 3.7 4.0 3.6 4.1 3.5 1.21% 1.21% 1.19% 1.16% 1.20% 2Q16 3Q16 4Q16 1Q17 2Q17 Branch Online Brokered Commercial Deposit Cost of Funds $32.8 $32.9 $32.4 $32.3 $31.6 $32.8 $32.9 $32.4 $32.3 $31.6

14 Asset Quality Trends – Continuing Operations ($ in millions) 264.6 283.3 278.6 258.8 256.8 0.45% 0.28% 0.32% 0.37% 0.38% 2Q16 3Q16 4Q16 1Q17 2Q17 Non-accrual Loans Net Charge-offs % 376.9 397.2 408.4 423.9 397.7 1.64% 1.74% 1.81% 1.85% 1.78% 2Q16 3Q16 4Q16 1Q17 2Q17 Allowance for Loan Losses (ALLL) ALLL % to Loans Non - accrual Loans & Net Charge - offs Allowance for Loan Losses - Commercial Non - accrual Loans % of Loans 0.9% 1.0% 0.9% 0.9% 0.9% | 2Q17 Earnings Provision for credit losses declined $46 million ▪ Below provision is below the normalized run rate ▪ Reduction is principally from lower loan balances and net credit benefits from changes in portfolio mix in Commercial Banking ▪ Net charge - offs were essentially flat ▪ Non - accrual loans as a % of loans essentially flat Net charge offs declined primarily due to lower charge - offs in the energy portfolio in Commercial Banking ▪ Increase in the allowance for loan losses reflects reserve build resulting from purchase accounting accretion on loans acquired from OneWest ▪ Non - accrual loans decreased and remained consistent as a percent of total loans Highlights vs. Year - ago Quarter vs. Prior Quarter

15 Exposure to Retail – Potentially Impacted by E - Commerce ($ in millions) ▪ Potential for certain retailers to be impacted (1) by competition from E - Commerce and changes in buying patterns • Potentially impacted retail segments include apparel , department stores, electronics , etc. ▪ ~ $930 m illion in exposure to potentially impacted Retail segments (2) • 71% of retail exposure is related to Commercial Real Estate • Less than $75 million of Commercial Real Estate exposure is to malls ▪ Commercial Services (factoring) exposure to retailers of $2.9 billion • Limited to short - term trade receivables (60 - 90 days) and lines are discretionary | 2Q17 Earnings (1) Unaffected retail includes Gas and Auto, Food Places, and other retail. (2) Data as of May 31, 2017. (3) Commercial s ervices exposure includes $980 million in unfunded Deferred Payment Account (DPA) balances. The % of Total Loans and Leases i s b ased on the total loans and leases adjusted for the additional $980 million. Division Outstanding % of Total Loans and Leases Commentary ▪ Loans and leases are predominately with institutional sponsors and secured by high quality properties ▪ Less than $75 million of Commercial Real Estate exposure is to Malls Commercial Finance $274.0 0.8% ▪ Loans and leases secured via receivables, inventory, and fixed assets Exposure % of Total Loans and Leases and DPA Commentary ▪ Limited to short-term trade receivables (60-90 days) and lines are discretionary ▪ Customer base is diversified among large and small retailers 1.8% Real Estate Finance $657.2 Potentially Impacted Divisions Commercial Services 7.8%$2,877.1 Commercial Services (3)

16 14.0% 14.3% 14.6% 15.1% 16.2% 13.4% 13.6% 13.8% 14.3% 14.4% 13.8% 14.2% 13.9% 14.7% 12.1% 2Q16 3Q16 4Q16 1Q17 2Q17 Total Capital Ratio CET1 Ratio Tier 1 Leverage Ratio Strong Capital Position 0.99x 0.97x 0.98x 0.97x 0.96x 1.51x 1.50x 1.50x 1.50x 1.20x 2Q16 3Q16 4Q16 1Q17 2Q17 Bank Consolidated Loans and Leases - to - Deposit Ratio Risk Based Capital Ratios (1) (1) Capital ratios preliminary as of 6/30/17 and based on fully phased - in Basel III estimates. | 2Q17 Earnings CET1 capital ratio increased slightly ▪ Decline from capital returns net of retained earnings, was offset by a decline in risk - weighted assets (RWA), primarily from the Commercial Air sale, and to a lesser extent from the reduction of other earnings assets Total Capital ratio increased from the items noted above CET1 capital ratio increased approximately 100 bps ▪ Decline from capital returns net of retained earnings, was offset by a decline in risk - weighted assets (RWA), primarily from the Commercial Air sale, and to a lesser extent from the reduction of other earnings assets ▪ The reduction from the disallowed deferred tax asset increased common equity tier 1 by approximately $800 million Total Capital ratio increased by 220 bps Highlights vs. Year - ago Quarter vs. Prior Quarter

17 Key Performance Metrics – Continuing Operations (1) See appendix page 21 for details on Noteworthy Items included. (2) Average earning assets (AEA) components include interest earning cash, investments, securities and indemnification assets, loans and ope rating lease equipment, less the credit balances of factoring clients. (3) As a percentage of average earnings assets . (4) Operating expenses exclusive of restructuring costs and intangible assets amortization. (5) Total operating expenses exclusive of restructuring charges and amortization of intangibles divided by total revenue (net finance revenue and other income). (6) Capital ratios preliminary as of 6/30/17 and based on fully phased - in Basel III estimates. (7) Return on average tangible common equity for continuing operations adjusted to remove the impact of intangible amortization, goo dwill impairment and the impact from valuation allowance from income from continuing operations, while the average tangible common equity is reduced for disallowed deferred tax assets and, in 1Q17 and 2Q16, ~$ 3 billion of capital reduction associated with the Commercial Air sale . (8) Currently intend to achieve towards the end of 2018, subject to regulatory approval of assumed capital actions. | 2Q17 Earnings ($ in millions) 2Q17 1Q17 2Q16 2Q17 1Q17 2Q16 2018 Target AEA (2) 50,676 46,639 47,893 46,990 46,639 47,893 - Net Finance Margin (3) 3.1% 3.6% 3.6% 3.4% 3.6% 3.6% 3.0-3.5% Credit Provision (3) 0.0% 0.4% 0.2% 0.0% 0.4% 0.2% 0.25-0.50% Other Non-Interest Income (3) 0.7% 0.7% 0.8% 0.7% 0.7% 0.8% 0.6-0.75% Operating Expenses (3)(4) 2.3% 2.5% 2.4% 2.4% 2.5% 2.4% 1.9-2.2% Net Efficiency Ratio (5) 60.3% 58.6% 54.9% 58.6% 57.7% 54.9% Low 50s Tax Rate NM 41.8% 55.8% 35.2% 33.0% 54.0% <40% CET1 Ratio (6) 14.4% 14.3% 13.4% 14.4% 14.3% 13.4% 10-11% (8) Adjusted ROATCE (7) 2.84% 5.36% 5.96% 8.14% 7.40% 6.35% 10% (8) As Reported Excluding Noteworthy Items (1)

18 Key Performance Metrics – Continuing Operations (1) See appendix page 21 for details on Noteworthy Items included. (2) Average earning assets (AEA) components include interest earning cash, investments, securities and indemnification assets, loans and ope rating lease equipment, less the credit balances of factoring clients. (3) As a percentage of average earnings assets . (4) Operating expenses exclusive of restructuring costs and intangible assets amortization. (5) Total operating expenses exclusive of restructuring charges and amortization of intangibles divided by total revenue (net fi nance revenue and other non - interest income). (6) Capital ratios preliminary as of 6/30/17 and based on fully phased - in Basel III estimates . | 2Q17 Earnings Excluding Noteworthy Items(1) 2Q17 AEA (2) 50,676 46,990 ▪ Expect AEA to be flat, as low single digit growth in our core businesses will be offset by run-off in legacy portfolios - Net Finance Margin (3) 3.1% 3.4% ▪ Expect to trend toward the middle to upper end of the range, as purchase accouting accretion run-off and Rail headwinds are partially offset by the benefits from the investment securities portoflio build out 3.0-3.5% Credit Provision (3) 0.0% 0.0% ▪ Expect to be within the targeted range 0.25-0.50% Other Non-Interest Income (3) 0.7% 0.7% ▪ Expect to be within the targeted range 0.6-0.75% Operating Expenses (3)(4) 2.3% 2.4% 1.9-2.2% Net Efficiency Ratio (5) 60.3% 58.6% Low 50s Tax Rate NM 35.2% ▪ Expect to be in the mid 30% range excluding discrete items <40% CET1 Ratio (6) 14.4% 14.4% ▪ Currently intend to achieve upper end of our target range toward the end of 2018, subject to regulatory approval of assumed capital actions 10-11% Adjusted ROATCE 2.84% 8.14% ▪ Currently intend to achieve toward the end of 2018, subject to regulatory approval of assumed capital actions 10% ($ in millions) 2Q17 2018 Target Expect ongoing improvement to be offset by investment expenditures 2H17 Outlook Commentary ▪

19 | 2Q17 Earnings 2017 Focus  Maximize potential of our businesses by growing core businesses, enhancing fee revenue, leveraging connectivity among businesses and growing investment portfolio  Enhance operational efficiency by making progress towards our expense targets while investing in and enhancing technology  Reduce funding costs and grow deposits with greater efficiency  Continue to optimize our capital by efficiently managing, deploying and aligning capital  Maintain strong capital and risk management processes Executing on O ur Priorities to Simplify, Strengthen and Grow CIT O perating trends remain stable although loan growth was impacted by portfolio repositioning and elevated prepayments Significant progress made on company transformation and strategic plan

20 APPENDIX | 2Q17 Earnings

21 Noteworthy Items | 2Q17 Earnings (1) Per share data based on 183.8 million, 203.3 million, 202.1 million, 202.8 million and 202.3 million for 2Q17, 1Q17, 4Q16 , 3Q16, and 2Q16 respectively ; $ impacts are rounded. (2) Excess interest cost and interest income and increase in average earning assets are the result of a timing difference between the receipt of the proceeds from the Commercial Air s ale and the completion of the related debt and capital actions. Segment Item Line Item Pre-Tax After-Tax Per Share (1) Balance Sheet Continuing Operations Corporate Restructuring Expenses Operating Expenses ($10) ($6) ($0.03) Financial Freedom Interest Curtailment Reserve ($230) ($163) ($0.81) Business Air Goodwill Impairment ($4) ($3) ($0.01) Corporate China Valuation Allowance Tax Provision - ($16) ($0.08) Consumer Banking Gain related to IndyMac venture Other Income $5 $3 $0.01 Corporate Restructuring Expenses Operating Expenses ($2) ($1) ($0.01) Reverse Mortgage Servicing Rights Impairment ($19) ($12) ($0.06) Business Air Impairment ($18) ($11) ($0.05) Corporate TRS Termination Charge Other Income ($243) ($146) ($0.72) Consumer Banking Consumer Goodwill Impairment Goodwill Impairment ($319) ($319) ($1.58) Commercial Banking Commercial Services Goodwill Impairment Goodwill Impairment ($35) ($28) ($0.14) NSP Canadian Assertion Change Tax Provision - ($54) ($0.27) NSP Canada Portfolio Sale Gain Other Income $22 $16 $0.08 Consumer Banking Legacy OneWest Bank Matters Operating Expenses ($27) ($17) ($0.08) Corporate Restructuring Expenses Operating Expenses ($4) ($3) ($0.01) Commercial Air Tax Provision - ($847) ($4.19) Commercial Air Suspended Depreciation $106 $66 $0.33 Financial Freedom Reserve ($27) ($16) ($0.08) Business Air Impairment ($7) ($4) ($0.02) Corporate Entity Restructuring Tax Provision - ($14) ($0.07) Corporate Restructuring Expenses Operating Expenses ($15) ($10) ($0.05) NSP Currency Translation Adjustments Other Income ($8) ($7) ($0.03) Commercial Air Suspended Depreciation $113 $69 $0.34 Commercial Air Secured Debt Expenses ($39) ($34) ($0.17) TC-CIT Joint Venture Gain $14 $13 $0.06 Corporate Debt Extinguishment Costs Debt Extinguishment Costs ($165) ($100) ($0.54) Corporate Excess Interest Cost(2) Interest Expense ($23) ($15) ($0.08) Corporate Interest Income(2) Interest Income $9 $6 $0.03 Corporate Commercial Air Asset Adjustment(2) Average Earning Assets ($3,686) Corporate Resolution of Legacy Tax Items Tax Provision - $19 $0.11 Corporate NACCO DTA Recognition Tax Provision $0 $7 ($0.04) Corporate Restructuring Charges Operating Expenses ($3) ($2) ($0.01) Commercial Air Gain on Sale $135 $100 $0.54 Financial Freedom Net Settlement Items and Servicing Rights Impairment $20 $12 $0.07 ($ in millions, except for per share data) Discontinued Operations 2Q17 Discontinued Operations Continuing Operations Discontinued Operations Continuing Operations 4Q16 Continuing Operations Discontinued Operations 1Q17 Continuing Operations Discontinued Operations 2Q16 3Q16

22 Commercial Banking Certain balances may not sum due to rounding. (1) Net of depreciation and maintenance and other operating lease expenses. | 2Q17 Earnings ▪ Net Finance Revenue: Decreased slightly as declines in Rail and Business Capital were offset by increases in Commercial Finance and Real Estate Finance ▪ Average Earning Assets: flat with a slight decrease due to Commercial Finance loan balances ▪ Other Non - interest Income: increased $3 million driven by higher gains on sale of rail equipment partially offset by lower factoring commissions ▪ Total Operating Expenses: decreased $2 million due to lower employee compensation expenses ▪ Provision for Credit Losses: decreased due to credit benefits related to portfolio mix. In addition, the prior quarter included a specific reserve on a single account in the factoring business within Business Capital which was charged off in the current quarter ▪ Net Finance Revenue: decreased due to lower purchase accounting accretion and lower net rental income in Rail ▪ Average Earning Assets : decreased 2% driven by portfolio repositioning and prepayments in Commercial Finance partially offset by increases in the other divisions ▪ Other Non - interest Income: increased $7 million driven by higher capital markets fees income and a valuation adjustment on rail assets held for sale in the prior year ▪ Total Operating Expenses: decreased $12 million related to employee costs reductions ▪ Provision for Credit Losses: In addition to the factors noted above, provision also decreased as a result of lower provisions in Energy and Maritime Highlights vs. Year - ago Quarter vs. Prior Quarter 2Q17 change from 1Q17 2Q16 $ % $ % Interest Income 317 308 323 9 3.0% (7) (2.1%) Net Operating Lease Revenues(1) 121 124 143 (4) (2.8%) (23) (15.9%) Interest Expense 128 120 130 8 6.7% (3) (1.9%) Net Finance Revenue 309 312 336 (2) (0.8%) (27) (8.1%) Other Non-Interest Income 75 72 68 3 3.5% 7 10.0% Provision for Credit Losses - 49 22 (49) (100.0%) (22) (100.0%) Operating Expenses 177 179 188 (2) (1.2%) (12) (6.1%) Pre-Tax Income from Continuing Operations 208 156 194 52 33.0% 13 6.9% Key Metrics Average Earning Assets 29,159 29,305 29,901 (146) (0.5%) (742) (2.5%) Net Finance Margin 4.2% 4.3% 4.5% Net Efficiency Ratio 45.6% 46.2% 46.1% PTI-ROAEA 2.8% 2.1% 2.6% (50) bps 20 bps (70) bps 80 bps ($ in millions) 2Q17 1Q17 2Q16 (10) bps (30) bps

23 Commercial Banking Divisional Performance 11,543 11,085 10,647 10,217 9,858 5.39% 5.35% 5.54% 5.16% 5.61% 3.99% 3.92% 4.15% 3.83% 4.09% 2Q16 3Q16 4Q16 1Q17 2Q17 AEA Gross Yield Net Finance Margin Commercial Finance | 2Q17 Earnings 7,037 7,164 7,287 7,320 7,393 13.16% 12.38% 12.22% 11.98% 11.70% 5.34% 4.33% 4.29% 4.47% 4.20% 2Q16 3Q16 4Q16 1Q17 2Q17 AEA Gross Yield Net Finance Margin Rail 2Q17 change from 1Q17 2Q16 $ % $ % Loans and Leases(1) 9,773 10,133 11,457 (360) (3.6%) (1,684) (14.7%) AEA 9,858 10,217 11,543 (359) (3.5%) (1,685) (14.6%) Net Finance Revenue 101 98 115 3 3.2% (14) (12.3%) Gross Yield 5.6% 5.2% 5.4% Net Finance Margin 4.1% 3.8% 4.0% 30 bps 10 bps Key Metrics ($ in millions) 2Q17 1Q17 2Q16 50 bps 20 bps 2Q17 change from 1Q17 2Q16 $ % $ % Loans and Leases(1) 7,293 7,228 6,939 65 0.9% 354 5.1% AEA 7,393 7,320 7,037 73 1.0% 357 5.1% Net Finance Revenue 78 82 94 (4) (5.1%) (16) (17.4%) Gross Yield 11.7% 12.0% 13.2% Net Finance Margin 4.2% 4.5% 5.3% (30) bps (150) bps (30) bps (110) bps Key Metrics ($ in millions) 2Q17 1Q17 2Q16 (1) Loans and Leases are an average for the period and are net of credit balance of factoring clients and net of depreciation and ma intenance .

24 Commercial Banking Divisional Performance 5,461 5,507 5,502 5,565 5,646 5.17% 5.13% 5.24% 4.90% 5.34% 3.79% 3.74% 3.80% 3.46% 3.71% 2Q16 3Q16 4Q16 1Q17 2Q17 AEA Gross Yield Net Finance Margin R eal Estate Finance | 2Q17 Earnings 5,861 6,021 6,070 6,202 6,261 8.38% 8.54% 8.71% 9.01% 8.80% 5.16% 5.07% 5.22% 5.41% 5.02% 2Q16 3Q16 4Q16 1Q17 2Q17 AEA Gross Yield Net Finance Margin B usiness Capital 2Q17 change from 1Q17 2Q16 $ % $ % Loans and Leases(1) 5,646 5,565 5,461 81 1.4% 185 3.4% AEA 5,646 5,565 5,461 81 1.4% 185 3.4% Net Finance Revenue 52 48 52 4 8.5% 1 1.2% Gross Yield 5.3% 4.9% 5.2% Net Finance Margin 3.7% 3.5% 3.8% 40 bps 20 bps 20 bps (10) bps Key Metrics ($ in millions) 2Q17 1Q17 2Q16 2Q17 change from 1Q17 2Q16 $ % $ % Loans and Leases(1) 6,220 6,126 5,628 93 1.5% 592 10.5% AEA 6,261 6,202 5,861 59 0.9% 400 6.8% Net Finance Revenue 79 84 76 (5) (6.4%) 3 3.8% Gross Yield 8.8% 9.0% 8.4% Net Finance Margin 5.0% 5.4% 5.2% (20) bps 40 bps (40) bps (10) bps Key Metrics ($ in millions) 2Q17 1Q17 2Q16 (1) Loans and Leases are an average for the period and are net of credit balance of factoring clients and net of depreciation and ma intenance.

25 Consumer Banking Certain balances may not sum due to rounding. | 2Q17 Earnings ▪ Net Finance Revenue: increased due to the benefit in interest expense received from the other segments for the value of excess deposits ▪ Average Earning Assets: decreased slightly due to run - off in the Legacy Consumer Mortgage portfolio, offset in part by new business volume ▪ Other Non - Interest Income: decreased as a result of the prior inclusion of FDIC Receivable valuation adjustments ▪ Total Operating Expenses: flat as increases in advertising and marketing expenses was offset by declines in other operating expenses ▪ Provision for Credit Losses: increased due to modest credit deterioration related to non - performing residential mortgages ▪ Net Finance Revenue: increased due to the benefit in interest expense received from the other segments for the value of excess deposits ▪ Average Earning Assets: decreased as a result of run - off in the Legacy Consumer Mortgage portfolio ▪ Other Non - Interest Income: decreased as a result of the prior inclusion of FDIC Receivable valuation adjustments . ▪ Total Operating Expenses: increased due to increased advertising and marketing expenses ▪ Provision for Credit Losses: increased due to modest credit deterioration related to non - performing residential mortgages Highlights vs. Year - ago Quarter vs. Prior Quarter 2Q17 change from 1Q17 2Q16 $ % $ % Interest Income 102 100 104 2 1.6% (2) (1.8%) Interest Expense (10) (7) 5 (3) 47.7% (14) (300.0%) Net Finance Revenue 111 107 99 5 4.4% 13 12.7% Other Non-Interest Income 6 8 12 (2) (27.8%) (6) (51.3%) Provision for Credit Losses 5 1 1 4 820.0% 4 318.2% Operating Expenses 96 96 86 1 0.6% 10 11.9% Pre-Tax Income from Continuing Operations 16 18 23 (2) (12.0%) (7) (30.9%) Key Metrics Average Earning Assets 7,093 7,292 7,568 (199) (2.7%) (476) (6.3%) Net Finance Margin 6.3% 5.8% 5.2% Net Efficiency Ratio 78.3% 79.5% 73.7% PTI-ROAEA 0.9% 1.0% 1.2% (120) bps 460 bps (10) bps (30) bps ($ in millions) 2Q17 1Q17 2Q16 40 bps 110 bps

26 Consumer Banking Divisional Performance 5,647 5,481 5,304 5,126 4,925 6.10% 6.35% 6.56% 6.34% 6.68% 4.36% 4.66% 4.82% 4.67% 4.77% 2Q16 3Q16 4Q16 1Q17 2Q17 AEA Gross Yield Net Finance Margin Legacy Consumer Mortgage | 2Q17 Earnings 1,921 2,035 2,154 2,166 2,168 3.62% 3.54% 3.70% 3.46% 3.56% 7.72% 7.92% 8.66% 8.61% 9.69% 2Q16 3Q16 4Q16 1Q17 2Q17 AEA Gross Yield Net Finance Margin Other Consumer Banking (2) (1) Loans and Leases are an average for the period and are net of credit balance of factoring clients and net of depreciation an d maintenance. (2) Other Consumer Banking offers mortgage lending, deposits and private banking services. 2Q17 change from 1Q17 2Q16 $ % $ % Loans and Leases(1) 2,168 2,166 1,920 2 0.1% 248 12.9% AEA 2,168 2,166 1,921 2 0.1% 247 12.9% Net Finance Revenue 53 47 37 6 12.7% 15 41.5% Gross Yield 3.6% 3.5% 3.6% Net Finance Margin 9.7% 8.6% 7.7% 10 bps (10) bps 110 bps 200 bps Key Metrics ($ in millions) 2Q17 1Q17 2Q16 2Q17 change from 1Q17 2Q16 $ % $ % Loans and Leases(1) 4,645 4,798 5,271 (153) (3.2%) (627) (11.9%) AEA 4,925 5,126 5,647 (201) (3.9%) (723) (12.8%) Net Finance Revenue 59 60 62 (1) (2.0%) (3) (4.7%) Gross Yield 6.7% 6.3% 6.1% Net Finance Margin 4.8% 4.7% 4.4% 40 bps 60 bps 10 bps Key Metrics ($ in millions) 2Q17 1Q17 2Q16 30 bps

27 Commercial Air Sale – Financial Impact | 2Q17 Earnings Oct. 6 th Presentation Continuing Discontinued Total Continuing Discontinued Total Premium - $405 $405 - $625 $625 $600 Other Settlement Items - ($214) ($214) - ($204) ($204) ($200) Gain on Sale (Pre-Tax) Total - $191 $191 - $421 $421 $400 Debt Extinguishment and Transaction Costs (Pre-Tax) ($165) ($56) ($221) ($408) ($103) ($511) ($550) Negative Carry from Proceeds ($14) - ($14) ($14) - ($14) - GAAP Taxes $71 ($35) $36 $168 ($972) ($804) ($1,100) Net P&L Impact ($109) $100 ($9) ($255) ($654) ($909) ($1,250) Goodwill and Intangible Assets - - - - $135 $135 $150 Total Impact to TBV Before Capital Actions ($109) $100 ($9) ($255) ($519) ($774) ($1,100) ($ in millions) Total Transaction (4Q'16-2Q'17)2Q17

28 Impact on DTA from Commercial Air Sale Deferred Tax Asset/(Liability) Balance as of 12/31/2016 10 - K ($ in B) 12/31/2016 10 - K Pro Forma ($ in billions) Gross Balance Valuation Allowance Net Balance Transaction Adjustments Pro Forma Net Balance U.S. Federal NOLs $2.1 $2.1 ($1.4) $0.7 State NOLs 0.4 (0.2) 0.2 (0.1) 0.1 Non - U.S. NOLs 0.1 (0.1) 0.0 0.0 Other Deferred Tax Assets 0.9 0.9 0.0 0.9 Gross Deferred Tax Assets $3.5 ($0.3) $3.2 ($1.4) $1.7 ( – ) Deferred Tax Liabilities from Operating Leases (1.8) (1.8) 0.3 (1.5) ( – ) Non - US unremitted earnings (1.0) (1.0) 1.0 ( – ) Other Deferred Tax Liabilities (0.4) (0.4) 0.1 (0.3) Total Deferred Tax Liability (3.2) (3.2) 1.4 (1.8) Net Deferred Tax Asset/(Liability) $0.2 ($0.3) ($0.1) ($0.0) ($0.1) DTA Disallowed From Regulatory Capital $0.2 $0.1 ▪ CIT had $6.0 billion of U.S. Federal NOLs contributing $ 2.1 billion of gross deferred tax assets on 12/31/2016 • $1.3 billion of the NOL remains subject to the 382 limitation (~$.5 billion DTA) ▪ The sale of CIT Commercial Air utilized ~$4.0 billion of unrestricted NOL • CIT paid minimal cash taxes after utilization of available tax credits ▪ Pro forma for the sale, CIT will have a small net deferred tax liability and minimal deferred tax asset disallowed from regulatory capital Amounts may not sum due to rounding. | 2Q17 Earnings

29 Petroleum and gas 46% Rail 18% Agriculture 14% Cement and Building Products 6% Petrochemicals 6% Coal and Utilities 3% Chemicals (non petrochemical) 3% Other 2% Steel and Metals 1% Locomotives, 0.3% Covered Hopper - Other, 32% Covered Hopper - O&G Related, 8% Tank Cars - Other, 14% Tank Cars - O&G Related, 13% Mill/Coil Gondolas, 10% Coal, 9% Boxcars, 7% Flatcars, 4% Other, 3% Locomotives, 0.3% Total Cars: ~117k Diversified North American Rail Fleet Operating Leases by Industry Fleet by Type Diversified fleet serving a broad range of customers and industries ▪ Approximately 500 clients ▪ ~ 76% shippers and ~ 24% railroads ▪ Strong credit profile (~50% investment grade) ▪ Young, well maintained equipment ( avg. age: 12 yrs.) Utilization and lease rate trends off peak levels across portfolio ▪ Tank cars: ~15,000 for the transportation of crude ▪ Sand cars: ~9,000 supporting crude and natural gas drilling ▪ Coal cars: ~11,000 for the transportation of coal Portfolio management strategies ▪ Shorten lease terms while lease rates are weaker ▪ Bank funding on new deliveries ▪ Selective disposal of non - performing assets ▪ Divert cars from crude oil to alternative services (e.g. to ethanol and other refined products, etc.) Total Net Investment:~$6.3B Commentary O&G = Oil and Gas | 2Q17 Earnings Includes Operating Leases only

30 Exposure to Energy – Oil & Gas Loans ($ in billions) ($ in millions) Outstanding Line Utilization Criticized Commentary Exploration & Production $223 55% 30% ▪ Geographically diversified across the major producing basins ▪ Oil 35%/Gas 65%; Non - accruals of 25% of which 75% current Midstream $221 66% 14% ▪ Long - lived infrastructure that store and transport essential commodity products Energy Services $177 73% 60% ▪ Geographically diversified across the major producing basins ▪ Almost all loans are asset based Total Loans: $29.0 Energy: ~$0.6 (2% of Total Loans) Consumer Banking $6.7 Midstream $0.2 Energy Services $0.2 Exploration & Production $0.2 ▪ $620 million or 2% of total loans ▪ Reserve 3.4% ▪ Carry Value of 91% reflects purchase accounting discount on loans acquired from OneWest ▪ ~32% of loans are Criticized ▪ 63% Line Utilization ▪ Non - accruals of ~$65 million – ~66% current ▪ Less than 5% are Leveraged Loans ▪ Majority of portfolio is secured by: - Traditional reserve - based lending assets - Working capital assets - Long - lived fixed assets ($ in millions) | 2Q17 Earnings Commercial Banking $22.3

31 Non - GAAP Disclosures (1) | 2Q17 Earnings (1) Reconciliations of non - GAAP measurements to GAAP measurements that are included in our quarterly earnings release are not repeated in this presentation. (2) Operating expenses exclusive of restructuring costs and intangible amortization is a non - GAAP measure used by management to comp are period over period expenses . (3) Net efficiency ratio is a non - GAAP measurement used by management to measure operating expenses (before restructuring costs and intangible amortization) to the level of total net revenues. Quarter Ended Quarter Ended Quarter Ended June 30, March 31, June 30, Adjusted Other Non-Interest Income 2017 2017 2016 Other Non-Interest Income 85 79 100 CTA - (8) - Adjusted Other Non-Interest Income 85 87 100 Adjusted Other Non-Interest Income as a % of AEA 0.67% 0.75% 0.83% Adjusted Other Non-Interest Income as a % of Adjusted AEA 0.72% 0.75% 0.83% Quarter Ended Quarter Ended Quarter Ended June 30, March 31, June 30, Adjusted Operating Expenses 2017 2017 2016 Operating expenses (296) (312) (309) Intangible asset amortization 6 6 6 Provision for severance and facilities exiting activities 3 15 10 Operating expenses exclusive of restructuring costs and intangible assets amortization(2) (286) (291) (293) Adjusted operating expenses (exclusive of restructuring costs and intangible assets amortization) as a % of AEA 2.26% 2.49% 2.45% Adjusted operating expenses (exclusive of restructuring costs and intangible assets amortization) as a % of Adjusted AEA 2.43% 2.49% 2.45% Quarter Ended Quarter Ended Quarter Ended June 30, March 31, June 30, Adjusted Net Efficiency Ratio(3) 2017 2017 2016 Net Finance Revenue 404 417 434 Adjusted Other Income 85 87 100 Total net revenues 488 504 534 Adjusted operating expenses exclusive of restructuring costs and intangible assets amortization(2) (286) (291) (293) Adjusted Net Efficiency Ratio 58.6% 57.7% 54.9%

32 Non - GAAP Disclosures (1) | 2Q17 Earnings Certain balances may not sum due to rounding Capital numbers for current quarter are preliminary (1) Selective reconciliations of non - GAAP measurements to GAAP measurements are included in our quarterly earnings release and not r epeated in this presentation . Quarter Ended Quarter Ended Quarter Ended Quarter Ended Quarter Ended June 30, March 31, December 31, September 30, June 30, 2017 2017 2016 2016 2016 Income from Continuing Operations 41 78 (426) 94 88 A Less: Restructuring Expenses 2 10 3 1 6 Debt Extinguishment Costs 100 - - - - Excess Interest Cost 15 - - - - Interest Income (6) - - - - Resolution of Legacy Tax Items (19) - - - - NACCO DTA Recognition (7) - - - - Currency Translation Adjustment - 7 - - - China Valuation Allowance - - - 16 - Gain Related to Indymac Venture - - - (3) - Consumer Goodwill Impairment - - 319 - - Commercial Services Goodwill Impairment - - 28 - - TRS Termination Charge - - 146 - - Canada Assertion Change - - 54 - - Canada Portfolio Sale Gain - - (16) - - OneWest Bank Legacy Matters - - 17 - - Entity Restructuring - 14 - - - Total Noteworthy Adjustments 85 31 551 14 6 Plus: Intangible asset amortization (net of tax) 4 4 5 5 3 B Adjusted Income from Continuing Operations, for ROTCE Calculation 130 113 130 113 97 C Quarter Ended Quarter Ended Quarter Ended Quarter Ended Quarter Ended June 30, March 31, December 31, September 30, June 30, Tangible Common Equity 2017 2017 2016 2016 2016 Average Tangible Common Equity 8,378 9,296 9,886 9,984 9,939 Less: Disallowed DTA - Average (97) (177) (665) (831) (862) Adjusted Tangible Common Equity 8,280 9,119 9,221 9,153 9,077 Less: Capital Adjustment Related to Commercial Air Sale 1,903 2,975 2,975 2,975 2,975 Adjusted TCE for Capital Reduction 6,377 6,144 6,246 6,178 6,102 D ROATCE Adjusted Pro-Forma for estimated Capital Adjustment 2.84% 5.36% NM 6.38% 5.96% A + B / D ROATCE Adjusted for Noteworthy Items and Pro-Forma Capital Adjustment 8.14% 7.40% 8.37% 7.30% 6.35% C / D

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